SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                August 14, 1997
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                              THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-11011                   86-0695381
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
       of Incorporation)            File Number)            Identification No.)



1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA           85004-2209
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
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
Item 5.  Other Events.

         The FINOVA Group Inc. today announced a two-for-one stock split and $0.28 per share dividend on the company's pre-split common stock.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                       Exhibits                     Title
                       --------     --------------------------------------------
                          28        Press Release of The FINOVA Group Inc. dated
                                    August 14, 1997

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              THE FINOVA GROUP INC.

                                  (Registrant)



Dated: August 19, 1997 By            /s/ Samuel L. Eichenfield
                          ---------------------------------------------------
                              Samuel L. Eichenfield, Chief Executive Officer, President and Chairman of the Board
                              Authorized Officer

                                   EXHIBIT 28





                              The FINOVA Group Inc.

                          DECLARES 2-FOR-1 STOCK SPLIT
                                       AND
                            INCREASES DIVIDEND 16.7%


PHOENIX, Ariz., Aug. 14, 1997 -- The board of directors of The FINOVA Group Inc. (NYSE:FNV) today declared a two-for-one stock split of FINOVA's common stock, $.01 par value, to be effected in the form of a 100% common stock distribution on the company's issued and outstanding shares. The distribution of the additional shares will be made Oct. 1, 1997 to shareholders of record Sept. 1, 1997.

         The board also increased the company's quarterly dividend from $.24 to $.28 per share on the company's pre-split common stock ($.14 per share on the post-split shares). The dividend, representing an increase of 16.7% from the prior quarter, is payable Oct. 1, 1997 to shareholders of record on Sept. 1, 1997.
         On July 15, 1997, FINOVA reported a 20% increase in net income and earnings per share for the second quarter. Net income for the quarter ended June 30, 1997 was $33.8 million ($1.21 per common share) compared to $28.1 million ($1.01 per common share) for the quarter ended June 30, 1996.

         The FINOVA Group Inc. is a Phoenix-based major domestic commercial finance company providing a broad range of secured financing and leasing products ranging generally from $500,000 to $35 million to midsize business.

         For more information about The FINOVA Group Inc., visit the company's Website at www.finova.com.
                                       ###